UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  June 18, 2007
                                                       -------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

       000-31951                                           35-1594017
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(Commission File Number)                       (IRS Employer Identification No.)


       210 East Kirkwood Avenue
            Bloomington, IN                                47408
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


     (d) On June 18, 2007 the Board of Directors of Monroe Bancorp (the "Company") and its wholly-owned subsidiary, Monroe Bank (the "Bank") announced that James G. Burkhart had been elected as a director of the Company, effective July 1, 2007. Mr. Burkhart is filling the vacancy created when Timothy Ellis retired, as disclosed in the Current Report of the Company on Form 8-K, filed with the Securities and Exchange Commission on May 29, 2007. Mr. Burkhart has not been involved in an arrangement or understanding with any other persons pursuant to his appointment to the position of director for the Company. Mr. Burkhart has also been appointed to the Audit Committee, the Trust Committee, and the Compensation & Benefits Committee of the Board of Directors of the Company effective July 1, 2007. Mr. Burkhart has not, is not, and currently has no plans for any material transaction between himself and/or the Company and/or any other related person of the Company. Lastly, Mr. Burkhart will not be party to any material plan, contract, or arrangement concerning compensation except for the Company's standard hourly Board of Directors meeting rate, as disclosed in
          Exhibit 10(xi) to the Current Report of the Company on Form 8-K, filed with the Securities and Exchange Commission on December 13, 2006.

          On June 18, 2007 Dr. Bradford J. Bomba, Jr., a director of the Company and the Bank, announced his intentions to step down from the Loan Committee of the Board of Directors, effective July 1, 2007. Mr. Bomba will continue to be a member of the Audit Committee.

          On June 18, 2007 Steven R. Crider, a director of the Company and the Bank, announced his intentions to step down from the Audit Committee and join the Loan Committee of the Board of Directors, effective July 1, 2007.

SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  June 21, 2007

                                         MONROE BANCORP



                                         /s/ Mark D. Bradford
                                         ----------------------------------
                                         Mark D. Bradford
                                         President, Chief Executive Officer